File No. 333-108472
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                               December 17, 2009

                    Pioneer Intermediate Tax Free Income Fund
 Supplement to the May 15, 2009 Class A and Class C Shares Prospectus and Class
                              Y Shares Prospectus


The reorganization of Pioneer Intermediate Tax Free Income Fund into Pioneer AMT-Free Municipal Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in March 2010.

Additional information regarding the reorganization, including a prospectus for Pioneer AMT-Free Municipal Fund, will be mailed to shareholders of Pioneer Intermediate Tax Free Income Fund prior to the reorganization.




                                                                   23651-00-1209
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC